Exhibit 32.A

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended May 31, 2009 as filed with the Securities and Exchange Commission (the “Report”) by OptiCon Systems, Inc. (the “Registrant”), I, Saed Talari, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

/s/ Sam Talari
Saed (Sam) Talari
Acting Chief Executive Officer
Dated: May 15, 2009